Exhibit 99.1

Benzinga Stock Market Live – “SPAC Attack” interview, June 22, 2021

Participants—Enric Asunción and Justin Mirro

Chris Katje:

All right, guys. Another exclusive here on SPACS Attacks. So joining us today, we have Enric Asuncion, the CEO of Wallbox and Justin Mirro, the chairman and CEO of Kensington Capital II. That ticker is KCAC. The company has recently announced a SPAC merger that will bring Wallbox public again, ticker KCAC. Thank you, gentlemen, for joining us on SPACS Attack today.

Enric Asuncion:

Thank you. Thank you for having us.

Justin Mirro:

Great. Thanks, guys.

Money Mitch:

Definitely, definitely. I’m going to let Chris go ahead and lead with some questions, and I’ll be back with some of my own.

Chris Katje:

All right. So let’s jump in here. So trying to get questions for both of you guys here. Feel free to jump in though, for anything that appeals to you as well. So up first, let’s start with Enric here. So Wallbox, why the decision to go public via SPAC? And was a traditional IPO also being considered for the company here?

Enric Asuncion:

Yeah, so we are one of the fastest growing companies in the space. We also were one of the truly global players in the space. So this was the right moment for us. And going through a SPAC, [inaudible 00:16:16] was bringing us the possibility to have long-term investors, long-term capital, and also a meeting where we share the same vision for our company, where we agree that the electric will play a key role in the energy transition. Sharing this ambition, having the expertise was the right thing to do.

Chris Katje:

Perfect. And then Justin, you’ve done a SPAC deal before, KCAC. You had your pick of many different companies out there with this second SPAC. Give us the main thesis here. Why Wallbox as the target company for this SPAC?

Justin Mirro:

That’s great, Chris. And thanks again for having us on your show here.

PART 1 OF 4 ENDS [00:17:04]

Justin Mirro:

Hey Chris, and thanks again for having us on your show here. Yeah, our first SPAC, which we merged with quantum scape obviously gave us some credentials in the EV space, quite firmly. And it’s interesting, Kensington continues to this day, really the only SPAC that has real automotive credentials and I’m very excited that my team at Kensington, there’s 10 of us, all with very deep automotive credentials from a global standpoint. What we saw in Enric and the team at Wallbox is truly a visionary team that has really embraced, what we view as the single greatest mega trend in the automotive industry during our lifetimes, during our careers. And that is the electrification of the powertrain. And while our last deal, we invested in EV batteries, and so we have a lot of knowledge about how batteries are used, how the OEMs are looking at the EVs to grow their business.

Justin Mirro:

What was really exciting about Wallbox was that they are focused on the infrastructure. And the fact that this infrastructure is really front and center right now, not just with governments around the world, but individual investors. And here is a way for individual investors to really benefit this whole green revolution. And keep in mind, as every OEM around the world is spending tens, if not hundreds of billions, of dollars to roll out all of these electric vehicles, every single one of them needs to be charged. And the fact that Wallbox makes, what we view to be the simplest, the safest, the most innovative chargers on the market today for consumers, we just found that extremely powerful and we’re very excited to support Enric and his vision to roll this out on a global basis.

Chris Katje:

Perfect. So Enric, give us the background here. For viewers who are not familiar with Wallbox, what is Wallbox all about and how is it truly a global player in this industry?

Enric Asuncion:

So we design, develop and manufacture intelligent charging systems for electric cars. That’s one thing we do. We already installed more than 100,000 chargers all around the world, for home, for semi public space, and also we are going to launch now public charging, but the key of Wallbox is not only solving charging, it’s the technology. We have breakthrough engineering, an example of that is Quasar, we have a product that can not only charge your car, also can discharge your car and use the energy from your battery to power your home and power the grid. An electric vehicle battery can power a home for four days. So taking advantage of this capacity and this energy to support your home and to support the grid, it’s going to enable the energy transition. So we are not only doing charging. We are doing energy management and we have the technology to do all of this.

Enric Asuncion:

We’re one of the fastest growing companies in the space, and we are global. And we have presence today in 67 countries in six continents. We actually have offices in three continents and we have open factories in Europe, in China, and the second half of next year we are opening a new factory in the US, to supply the North American market. And we are, as I said, vertically integrated company, we control everything. We design, develop and manufacture the products. We control the supply chain. And this gives us a huge advantage because going to new countries is not only having an office to sell the product, it’s have the products certified for this market, you need special requirements for selling in all these markets. We have all of them. And the fact that we control everything in house, allows us to be faster, to fulfill market requirements faster than anybody, and keep growing faster than anybody. And finally is the team, we have a great team and with the expertise and experience of the Kensington team, we believe that we are going to even accelerate this even more.

Justin Mirro:

You know, Chris, I would just like to add what Enric just said there, because it’s a very important point. And I don’t want to let it go here. The fact that Kensington team, we’re a bunch of operators. We’ve spent our entire careers in the automotive industry and we know what it takes to compete in the global automotive industry. It’s very difficult, the automotive quality, the volume demands, the certification requirements, not just of the countries as Enric mentioned, but the OEMs, the dealerships, this is a very difficult industry. Frankly, it’s all we know. I heard on your earlier podcasts, you talking about all the other SPACs doing healthcare and cannabis and real estate. We don’t do any of that. We only know automotive and we only know very strong manufacturing.

Justin Mirro:

And the fact that Wallbox has demonstrated that with their facilities, with their supply chain, the fact that the company has 45% gross margins, I mean, that’s unheard of. There’s no one in the industry that actually has that type of profitability on, and the company has sold hundreds of thousands of these chargers. And that, to us, really demonstrates a proficiency in what we say, getting metal out the door. So we’re very excited to support that strategy and really help the company take what they’ve done, which is an amazing accomplishments around the world and really help them accelerate that strategy in the North American market, where we have very strong relationships.

Chris Katje:

So just to follow up on that, Justin, and then maybe turning to Enric here, we’re already starting to get some questions in the chat. One of my next topics here is partnerships. So you mentioned the auto industry here, who does Wallbox have partnerships with, and are these licensing deals? What does kind of the structure look like for some of these clients and partners?

Enric Asuncion:

I will reply this one. So we work with most of the car manufacturers and utilities in the world. For example, with Nissan, we supply them in 36 countries and for Nissan was key, and this is what Justin was saying, is key to have a global player. So car manufacturers want players and suppliers that can support them with the product in each country, with the certifications, with the installation support, with the service support. So the fact that we are able to provide solutions in all those countries is key. You can see here, we’re with Nissan, with [inaudible 00:23:57], which is a Volkswagen group company. Even in China, we have a [inaudible 00:24:02] where we supply to Hongqi, which is a state owned car manufacturer. And in China, they choose our products, especially for the technology that allows internet connectivity, without wifi or 4g using the Bluetooth of the phone.

Enric Asuncion:

So here, as you know in China, the interaction between the phone and the devices is very important. So we have all these solutions in all of our products, but also energy companies. We have Iberdrola. Iberdrola is one of the biggest utility in the world. They are also one of our investors, more members. And recently with Iberdrola, they have placed us an order of more than 1000 fast chargers, which it’s a total order in the end with all the utilities of more than 8,000 fast chargers which amounts to more than $130 million, to deliver in the next couple of years.

Enric Asuncion:

But with Iberdrola we work in all the countries where they operate, in Europe, same for Copec in South America. They are a strong energy company that is building a corridor in all South America for public chargers. So we work with terminal fighters, with utility, but also we work with, what we call our distributors. And these are companies like the excels, electric cars, Ingram Micro. These are roller companies that can make sure we deliver our products to installers, retails, which amount to 40% of our sales. So 40% goes to this channel, 40% to car manufacturers and utilities. And the last one will be our direct sales to e-commerce, with the e-commerce and direct sales to big enterprises.

Chris Katje:

Perfect. So Justin, we’ve seen lots of charging infrastructure companies go public via SPAC, how important are some of Wallbox’s growth objectives here? We have that bi-directional DC charger for the home. We’ve got the, my Wallbox for residential and business software. When you look at the growth plan for Wallbox, what are the key items here, in your opinion, Justin, that really set Wallbox apart from some of the competition out there.

Justin Mirro:

Sure Chris. Well, I’ll go back to my earlier comment. From our standpoint, growth doesn’t mean anything unless you have solid foundation to work off of, and having once again, 45% gross margins today to work off of is very important. You’ve heard Enric mention that the company has multiple lines of pipeline of background here for, whether it’s the public chargers through Iberdrola, or the fact that the company currently sells product in over 67 countries, that’s not an easy feat. And especially in Europe, which has much more stringent requirements for electrical certifications. I mean, let’s think about this. These are very small devices, but they’re running 40 amps, 220 volts powering your $50,000 car. This is very critical equipment and it has to be certified. And you saw that list just a moment ago with companies like Mercedes and Nissan and Mitsubishi, that have actually certified the product at the OEM level, so that it works.

Justin Mirro:

And it also works from a DC bi-directional standpoint, which you just highlighted. Wallbox is the only company, that we’re aware of, that actually has a DC bi-directional charging product. You see on this screen right here, it’s listed as the quasar product, and that can actually be mounted at your home.

Justin Mirro:

It could be mounted at your business. No one else offers a product like that. And it goes beyond just saying that you’re going to do it. The company has sold thousands of these units. It’s been certified in places like Germany, the UK, very stringent requirements. So we feel that it’s a multi-pronged approach. The company has world-leading margins. So you need that because you got to be profitable. Okay? The end of the day, doesn’t matter what your top line is, if you don’t have the profits, you’re not going to last very long. The company has the profitability.

Justin Mirro:

The company has the products, the company has the pipeline, and they’re selling it to all these markets. And then as you heard, they have the infrastructure to build these products. You’ve heard other companies talk about supply chain interruption. This is a very important point. We spent time at the company’s manufacturing facilities. Look, you can see the team at Kensington. We’re a bunch of hardcore manufacturing people. I have the former head of purchasing from Chrysler on my team. Someone that’s gone around the world, looking at how you buy components. And we looked at everything. We said, this is a company that can fulfill their forecast. That is critically important, not only for us, but for our shareholders.

Chris Katje:

Awesome. So Enric, you mentioned a little bit on the manufacturing side of things. So Wallbox currently has operations in Spain and China for manufacturing plants, for a US location in 2022. If I’m not mistaken, I don’t believe a location has been announced yet. What’s the timeline look like for when Wallbox will announce the location in the US, and then are there other plans for more facilities in other countries going forward, or will that US location really be enough for Wallbox in terms of manufacturing capacity?

Enric Asuncion:

So we are right now, we have been working a couple of months in finding the location, we expect in the next weeks to able to announce it. Right now, we cannot. But pretty soon, once we close everything, we’ll be able to share with you. Regarding new factories, these facilities we are making sure are big enough to add more manufacturing lines. So maybe we start in the US with three assembly lines, one for Supernova, one for Quasar in the US and another one for Pulsar, which is the product we are selling for home charging. But then we can duplicate with more manufacturing lines. So we can grow. We expect by 2025, 2024, on this time to add a new facility, which we still have to decide the location, but by then, we will need to increase our capacity in terms of new facilities.

Chris Katje:

Perfect. And then, Enric, another question here. We have this slide in the presentation, slide 17, be the provider of all in one renewable energy solutions with the charger at the center. It lists some items like energy storage, energy as a payment, utility consulting, peer-to-peer energy transactions. Can you just walk us through a little bit on the timeline, are these items all a couple years out, five to 10 years out? What’s kind of the roadmap for really completing this item for Wallbox?

Enric Asuncion:

Yeah. Some of the things we’re already doing, but I just want to share with you what’s the power behind this slide, because we are going to be the center of the energy at home. And every charger we’re selling today with our software is enabling this vision. Because first of all, you use the charger to charge your car, which amounts to 50% of your home energy consumption. When you buy an electric car, you double home consumption, but also you will use the charger as your storage, because we buy directional charging with Quasar. You can use your electric vehicle car battery, which is a massive battery. It’s like 10 times greater than any power wall. You can use it as a storage for your home. And finally, the next version of Quasar will be used as a solar inverter. You know these devices where you connect your solar panels to power, solar panel to the grid, and you have a solar inverter?

Enric Asuncion:

The charger itself, Quasar, can be an inverter. So you will directly connect the solar panels to the Quasar. So the charger becomes your production, your storage, and your energy management system. So it becomes the center of your energy at home. Every charger is enabling this vision in the future. And many things we’re already doing today, as Justin was saying, energy storage in the UK, we are providing great services, like demand response, frequency regulation, where we sell energy to the grid with some of our partners like a [inaudible 00:32:33] energy. Same we are doing in Australia with Nissan. So many of the things are happening here. I think the thing was not considering our business plan in terms of numbers is that peer to peer energy transaction, because that will depend on regulations, but the rest of the things is things that we are in some countries already delivering. And what’s really, really important is that the charger is going to be the center of energy at home. And we are making this possible already today.

Justin Mirro:

Yeah. I just want to reiterate that Chris, because it’s a very important point and I’m glad you brought up the slide. As Enric said, pretty much everything on this page is happening today. This is not five or 10 years out. I mean, the Quasar DC bi-directional charger along with the my Wallbox software, enables all of this dynamic energy management, and I think that’s the very important point that we saw in this company, because your earlier point, there’s lots of EV charging companies out there. While we think this company has by far the best products, by far the best go to market strategy. The only company with the full vertical manufacturing strategy, it’s that energy management component that makes it so unique. And while it’s not fully rolled out here in the United States, we’re hoping soon. And Enric has promised me the very first one of the Quasars here, because, I got to tell you, Chris, between Enric and I, we actually have five daughters between the two of us and.

PART 2 OF 4 ENDS [00:34:04]

Justin Mirro:

Have five daughters between the two of us. And it’s pretty exciting to be thinking about: we’re going to be doing stuff that’s on this page that’s going to make the world better and greener for the next generation because, let’s face it, that’s why we’re doing this. And my daughters every day tell me, “Hey, Dad. Let’s get rid of those gas cars, let’s get electric cars. Hey, let’s get some solar panels. Let’s have this all run together.” And this slide does it. And that’s what’s so exciting.

Money Mitch:

Yeah. I’ll follow up on that, Justin. I’ve got three sons, and none of them can drive yet. But two of them that are in school, they’re already talking about electric vehicles. They’re already talking about recycling and different things. So I think this next generation, definitely excited for initiatives to make the earth a little bit greener. So I’m excited for technology like this. One more question for you guys, and then I’m going to turn it back over to Mitch with some questions. And then I know our chat is going crazy with more questions out here too. And this may be for both of you but completing this SPAC merger. There’s going to be more money for Wallbox, more access to capital. Is there any plans for M&A activity within the industry or maybe some vertical integration here?

Justin Mirro:

Well, let me answer the question first, then I’ll turn it over to Enric. We raised the capital for this company, and it’s in the slide deck that everyone has seen to really fulfill these growth initiatives that we just highlighted here. And so, we have a fully funded business plan. That’s to build out, not only manufacturing here in North America but also in Europe and really on a global basis. The next slide, you’ll see. And you can see, to build these facilities, they’re pretty asset-light. You can see our CapEx at the bottom of the page. And once again, we know how to build facilities. Our team here at Kensington, that’s all we’ve done for the last 30 years, is building high-tech, automotive-grade facilities around the world. So we’re going to help the management team of Wallbox here really build this out. But we feel very confident that the capital here is to build out these facilities.

Justin Mirro:

Also, very importantly, Chris, your listeners might like to hear this. We’ve also allocated enough capital here to build out the proper inventory and accounts receivable needed to grow this business. A lot of companies haven’t thought about that. Look, we know how to build stuff, and we know it takes money to build inventory, and so that’s fully factored into our business plan. So we’ve thought about everything here, and we’re very excited for really the top line that you see on this page, which does not include any M&A. Anything that would be M&A or additive to the plan would just be in addition to what you see here.

Enric Asuncion:

Yeah, exactly. It’s not considered here. It will be an addition. Maybe we’re looking in some companies in terms of acqui-hires they call them. The companies that have technology and talent that can accelerate our plans for hiring. Those are some of the possibilities. But right now, we are the fastest growing. We have the right technology. We are in front of the competition. So, we don’t really see a need for these in the short term.

Money Mitch:

All right. I’m going to go ahead and jump in here. Now, one of the things that I wanted to point out, and I’ll go to Enric with this, is, how did this happen? I want to point out this number one bestseller on Amazon. How has that happened? And what are you seeing in this? Are you guys seeing more of a third party, or can we just come directly to you guys if we wanted the Quasar? How does it work?

Enric Asuncion:

So, this is for the Pulsar class, our product that we launched just four months ago in the US. So, in a matter of two months, we became number one bestsellers. I think today we are between one and five, depends on the day. It’s changing constantly, the top five. I was seeing that for the Prime Day. We were in the top of the wishlist. So, this is a small part of our sales channels. I say direct sales is around 20% of our sales. We have our distributors, our criminal factors that we sell our products reseller. So in the US especially, you can go to an installer, and they will start recommending Wallbox products. But if you only want to buy one of our products as well, online to Wallbox.com or amazon.com, and you can buy, but most of our products can be we sell it many channels, and it happens to thanks to the technology, to the design and the fact that we make it very simple.

Enric Asuncion:

You know, it’s just for the user is just black and charge. And we take care of the rest. Our products charge when it is cheaper. So you save money. And this is especially critical in many countries in Europe, but it’s starting to happen also in the US. So, the price of the energy changes by the hour. So charging wind energy is cheaper in a transparent way for the user is critical. We are not to the power of your installation. So when there’s limitations of power and you have what’s called power boost, but if you start the air conditioning the heating and you start having limitations on your power of your installation, our charges automatically connect with your smart meter, and they make sure they always tested the maximum power of the, of your installation. So you always charged as fast as possible. And finally, we have this smart energy management.

Enric Asuncion:

So we combine with taller panels. If there’s more than one charging an installation, we do what’s called power-sharing. So the charger told between them and decide which is the best study to charge all the cars as fast as possible. And very simple thing like locking the charger. You know, you were the one that your neighbor goes and use your car. If you do on the phone, most of the logs are actually physical puzzles, and we have an app, and users can log in remotely, or it’s very, very simple. So making very simple, thanks to what technology or products is, what allow us to be in the top.

Justin Mirro:

Yeah. And the other thing I’d like to point out is that a Wallbox is the only company that has Bluetooth capabilities, and people think of Bluetooth, and they think of, oh, your headphones or something. But the fact that you could actually plug this in, set it up, control it, do payments, everything over Bluetooth, which is pretty fascinating and makes it so easy. I mean, there’s plenty of places that you just don’t have a good wifi signal in your garage. You know, I installed one actually at the end of my driveway because that’s where everyone parks. I mean, I’m way out of wifi range. It works off of Bluetooth.

Justin Mirro:

No one else offers that, but this goes back to the simplicity that Enrique mentioned, you take it out of the box, it’s packaged very, efficiently, and look, you can buy it on Amazon if you want, but truth be told, most people are going to be buying it when they purchase their new vehicle. And as we see Ford and GM, and all the domestics here start offering much more proliferation of vehicles, we’ll have the certification right from the OEM so that they know that their dealers can actually sell the product and not have to worry about voiding the warranty on your battery or anything like that. Very important. Once again, we’re auto people. We know the right people within the OEMs to help facilitate that very important step.

Money Mitch:

Excellent. So the next question I want to get into is more along. We were just talking about kind of the software here. What I want to ask is how does the software work? Is it kind of a monthly managed service? Is it something that you guys provide with the product? How does the user-friendly app work here?

Enric Asuncion:

Yeah, so we have two main softwares. One is my Woolworths, which is for home and semi-public charging. So we probably get all those condominiums, restaurants, enterprises, and that’s my wallet. And the other one is Electromaps, which is the public charging app. So let me pull from my world, which is the one you showing here for home. It’s for free. So we allow our users to manage their energy at home charge when its just cheaper for free come to state out of the box. So anybody can, can use it with the watch, with the portal, for semi-public spaces and enterprises, all the restaurants, condominiums, is a software as a service that you pay around $5 a month for a charger connected to the platform. And it allows you to do everything that you will do with that. With any platform, you can sell the energy with micropayments or multi payments.

Enric Asuncion:

You can know each neighbor in a condominium, how much is spending in terms of energy every day, and the end of the month, you can automatically send them an invoice. You can reimburse them in some countries where you want to know how much energy is an employee spending at home and in the office, and make sure you compensate all this energy. All of this is managed through our software platform and Electromaps, which is the public charging app. These are leading platform in Southern Europe. We have, in some conditions, 90% of market share of EV users. And this allows you to locate any public charging, any public charger, and pay for it. So these chargers, we don’t own them. We have agreements with all these operators. We have more than 150,000 chargers connected to this platform. And as an EV driver, you can find them, you can pay for them, but more important is the social aspect, because charging is not reliable aspect today.

Enric Asuncion:

You know, there’s, there’s some issues with charging in the, in the public space. So even drivers are telling you real-time, whereas the issue, which is the best place to stop, when you’re planning a route automatically tells you which is the best place to stop. And all this data is not only being used by the drivers. It’s also used by data companies like TomTom. For example, they buy these data from us to update the navigation maps in their navigator for electric cars. So with this product, what we do is we just charge for the energy. Every time you charge. We have a fee which is a 10% fee for every energy transaction for my wallets. As I said, the software as a service with five euros a month,

Money Mitch:

Definitely, something that’s going to interest. I think a lot of investors out there is kind of how you just mentioned it. There’s not only just one platform. There’s kind of two platforms here really kicking. And one of the things that I definitely am going to be focused on is how we kind of move to from Electromaps. I’m sure we’re going to be kind of moving to over to the US, so I’ll be paying attention towards that as we kind of develop our own infrastructure, and we’re going to be pushing towards the next level.

Enric Asuncion:

You can download it in the US. There’s some chargers already there for people is uploading them. And we’re starting to make some permissions, but you know, in Europe as well, what is the strongest today? But of course, we are, we’re bringing this in the US, and already some chargers are. You can locate them through Electromaps today in the US. Yeah.

Money Mitch:

Well, thumbs up, Enric.

Enric Asuncion:

Here, what we see is that 70% of charging happens at home. So, we, my wall was, we sold most of charging, but we want people still to solve all the charging needs without leaving our platform. So, when you all, we, once per month, or once per week, when you go to public charging, you still can use our app and locate and pay for any power charger.

Money Mitch:

Definitely, so the next thing I want to get into was I did stall. I did see kind of installer partnerships. That’s kind of an interesting aspect to me, just because one of the things that I think gets kind of mixed up is that some people are really kind of scared of technology. You know, we have those people that are just like, oh. No, it’s too advanced for me. So how do you guys work with your installer partnerships to kind of get these products installed?

Enric Asuncion:

Yeah. So, maybe Justin, you want to, how was your experience when you bolt one?

Justin Mirro:

Yeah, absolutely. So, first of all, a lot of people do have a 2-20 outlet in their garage already. They might have it for a dryer, or a welder, or something like that. You order this product, or you buy it through your dealer, you bring it home, you open the box, you plug it in, and you screw it into the wall, and you’re done. That’s about it. It’s very easy to install. Other people say, listen, I have to call an electrician and have them put in a line either in my house or you put it outside your house completely waterproof, and you pay them. You know, the installer route is a little bit more prevalent in Europe. The company actually has developed a very innovative kind of a one-stop shopping, one payment, you get the install and the product all in one shot.

Justin Mirro:

We’re going to probably be seeing a little bit more of that here in the United States. As people start buying more of these devices, but I would like to just go back and highlight a point that Enric just made a moment ago, If you didn’t catch it, 70 to 80% of all charging is happening at the home or your place of business, it’s not happening on the highway or at these public charging locations, while Wallbox has a public charging option, because we have some customers that really want that product. And we are selling that to them. We are really focused on that home and business universe, which we believe we’re not even in the first inning yet for baseball analogy here. So we feel that this is really going to take off pretty dramatically. And I want to highlight another point in this.

Justin Mirro:

This really resonates with us because the team at Kensington knows a lot about battery technology. We obviously know that batteries are getting better. Cars are getting longer-range. They can charge faster. All of these characteristics are leading to come to people saying, you know what, pretty soon I’m going to get the full charge at my home. And I might be able to drive that vehicle for a week without having to charge it anywhere else. So, so we believe that the home and the place of business is going to become even more important. And I want to add one last component on here to put it in perspective. I don’t know if you guys have electric cars right now, but you know, I have friends. I live in a suburb of New York City, and I have friends here that will drive to Connecticut or New Jersey to fill up their car with gasoline, just to save themselves 25 cents a gallon.

Justin Mirro:

Well, if I were to tell you that the cheapest gasoline you can get for your electric car is right in your own garage. In other words, you have to go anywhere. You don’t have to go to a public charging location. You don’t have to pay extra fees. You don’t have to pay for the maintenance on those public chargers. Guess what? That electricity, the cheapest electricity, is right in your own garage. We think when people start to realize that, and they’re going to say, you know what, I’m going to top off my car and my own garage before I ever go anywhere. That’s why we are so excited about the Wallbox product. We think the focus on the home and business is the best, and no one else has really focused on it Like that.

Money Mitch:

Definitely, at the end of the day, what does the consumer want? More than anything in digital is convenience. That’s the magic word right there. And if you can make it anything more convenient, I mean, if you can save me time, so I don’t have to end up going to the gas station, I can just end up driving where I need to be heading to versus making stops and wasting time. I think that’s definitely something that’s going to affect the consumer.

Money Mitch:

Last thing I want to get to just so we can get wrap up here, guys, we’re almost towards 12 o’clock. I kept you guys for a long time. I’m enjoying it. I could keep going. I got many more questions, but let’s just talk a little bit about benchmarking here. You’ve talked about it. What stands out to me? We can just point it out again. 45.5% gross margins, for me I always look for, and at least from my education, I’ve looked for a little bit above 35 and met 45, really stands out to me. You can see the peers here at Tesla at 21 blink at 24 ChargePoint at 24.4. How are you guys able to achieve this monstrous margin here, Enric?

Enric Asuncion:

So it goes well, things, the technology, and the vertically integrated. I just want to know a little about our technology. You know, especially for ways are on Supernova. We have what’s called super high-frequency switching. So these devices transform AC to DC. And at the end, you have is a MOSFET, which is with Silicon carbide technology, which opens and closes many times per second. So the standard international standard and what our competition is doing today, it’s a 20-kilohertz frequency. So 20,000 times per second,

PART 3 OF 4 ENDS [00:51:04]

Enric Asuncion:

20 kilohertz frequency, so 20,000 times per second they are opening and closing the switch, will be between half a million and one million times per second. So we work on very high frequencies. We have patents that allow us to have the transformers, the coals and capacitors working at those high frequencies. And what it does at the end is that you can make the product very compact and very affordable, because more compact means less copper, less capacitors, which is at the end, the parts of the product that you cannot drop the cost. At the end of the price of the copper is the price of the copper.

Enric Asuncion:

So having this high-frequency technology allows us to have a product that, until Quasar, bi-directional challenges where prototypes the size of a fridge, 200 kgs, super expensive. From this summer, we were dropping the price of Quasar 2,500 euros. So really, really an affordable price for this product. And thanks to the high-frequency switching technology. So the technology allows to make the product much more affordable.

Enric Asuncion:

Second is the better manufacturing, controlling the supply chain not only allows us to be faster, launching new products, allow us to control the cost and the margin. Especially important as Justin say before, are the locations that are happening in the technology industry, with chips and the scarcity of all these components. We’re controlling that we can ensure we have the best components and we control the supply chain. So we already have control over the next 18 months of our supply chain in terms of cost and delivery. So we make sure our costs don’t increase, even if there’s a scarcity of components.

Money Mitch:

As I can tell, you guys are definitely holding the whole ecosystem. And that’s really what I can see here. It’s not just the platform, it’s not just the kind of product and you’ve got the platforms behind it, the technology, and like you guys said, a team that’s really working towards it. It really interests me to learn a lot more. I’m going to be looking at it myself. One of the things that I’ve been looking at is these kinds of Wallbox, different products from different kind of companies.

Money Mitch:

I think this is just starting to really get big, especially in areas where you do run into power issues. We just saw that Texas problem that went through. I’m from Florida. So I know a lot about the hurricane life and with the hurricane life, the generators definitely get a little old. They get annoying, they’re loud, obnoxious and dangerous. That’s another thing that most people don’t realize a lot, so I’m definitely going to be looking at this product. Let’s go ahead and bring Chris back in here. What’s going on, Chris? We got some chat questions.

Chris Katje:

Yeah. Enric and Justin, we’ve kept you longer than I’m sure we told you, but if you’ve got a couple more minutes, we’ve got some excited fans out here in the chat, some shareholders. So let’s dive into some questions quickly here. So we’ve got Cole asking, does Wallbox have a deal with Ford for the F-150? Any comments on the relationship with Ford and possible F-150 partnership? Maybe Enric.

Enric Asuncion:

I don’t think we can share anything about this right now. We don’t have a public deal with them.

Chris Katje:

Okay. And then another question here from Caleb Zombie Main. Justin, I’m assuming maybe for you, is there plans for Wallbox to work with QuantumScape, any synergies between the two companies that you’ve taken public here, buy us back.

Justin Mirro:

There is nothing that we’ve disclosed or announced, but clearly, personally, people are probably aware that I’m on the board of QuantumScape and clearly the Kensington team has pretty deep knowledge of how batteries are currently used today, but more importantly, how they’re going to be used in about five years from now. And so clearly we are incorporating some of that knowledge in where we see the trend going, as I pointed out earlier, in terms of a whole energy management. I think you’ve heard some discussion about things like energy storage. So a lot of that is being incorporated, but there is nothing that we’re working on that we can publicly disclose.

Chris Katje:

And then I have more of a comment here from Ann Cal saying new homes in California are being pre-wired for electric vehicles. It would be an excellent opportunity for the company like this to jump in. We’ve talked a little bit about the home power here, but Enric, any thoughts here on, maybe some of these states, really pushing for homes to be set up for electric vehicles and how Wallbox could really benefit from that?

Enric Asuncion:

Yeah, this is great because at the end you don’t even have to open the charger. You just have a play, anybody can place this plate and connect to the name of 1450. So if anybody can install this, so this is great for us. Yep.

Justin Mirro:

And just to point out, we do have a full team in Northern California, so that is the North American headquarters for Wallbox. So we have a team there growing and, really great group there, a lot of ex Tesla people. But, clearly, we have our finger on the pulse of what’s going on here in the US. I also want to point out we do have someone on the board here at Kensington who was in the administration and very knowledgeable about what’s going on with the whole infrastructure build. So that is clearly factoring in how we’re going to be rolling out here in the US.

Chris Katje:

Perfect. And then another question, same user here, Ann Cal, what segment of business do they see growing the fastest, home business or commercial?

Justin Mirro:

Yes.

Chris Katje:

All of the above. Right?

Money Mitch:

I like it. I like the answer.

Justin Mirro:

Once again, the beauty is you guys hit the nail on the head. I mean, there’s companies out there that are going down one particular path and Enric, just really his visionary team here to look at this entire universe and have product that fits every one of these needs. But as you heard him mention, it has technology guts on the inside that is used across the product portfolio that enables the company to scale up because they’re manufacturing everything in house, reduce costs dramatically. That’s where you get these great gross margins. And as you guys know, the more electronics you buy, the more printed circuit boards you buy, you get that price down and we’re anticipating growing the business even more profitably in the future.

Chris Katje:

Perfect. We’ve gotten lots of questions on the show before. This might actually be one of the tougher ones we’ve gotten from Ray in the chat. So I’ll let both of you answer here. So the user said, one sentence, why is your product better than competitors? So what’s the one sentence summary versus the competition here?

Enric Asuncion:

Well, with our products you can charge your car. This is a given, but what’s more important is that you are having an energy management device with an energy management software that is going to enable the energy transition at your home level, but also at the grade level.

Justin Mirro:

And I would just say it is a highly profitable energy management company.

Chris Katje:

Awesome, awesome summary.

Money Mitch:

I’ve got an answer too.

Chris Katje:

Let’s hear it.

Money Mitch:

Full suite of EV charging solutions and software. Don’t forget about that last part too.

Justin Mirro:

Is that copyrighted? Can we use it?

Money Mitch:

You can use that. I’ll tell you what, where did I get this from? Number one to the growth drivers guys. There you go.

Chris Katje:

Perfect. One more question from me for you, Justin, before we let you go, you brought QuantumScape and Wallbox public. What’s Kensington Capital’s current plans for more SPACs. Are there more in the pipeline and what can we expect here?

Justin Mirro:

So Kensington Capital, this is all we do, we have a singular focus. We did one SPAC last year. And as you pointed out, we executed that transaction in a very efficient manner. And we did it on behalf of all of our stakeholders, not just Kensington, but the company, the pipe investors, the public shareholders. And we feel very importantly that we like to see these transactions go through on a very efficient basis. And we take our time.

Justin Mirro:

So, right now we have no other plans. This is our plan right now, sole focus on Wallbox. And we want to make sure that we have execution on transaction here that is very transparent. So another thing that we like about these deals and that we can deliver the capital needed for Enric to fulfill his business plan, that’s the number one goal. So that’s all we’re doing right now.

Chris Katje:

Awesome. Well, I want to thank you both for joining us on the show and also staying late, right? We ran some overtime today with some extended questions. So again, joining us on SPACs Attack, we have Enric Asuncion, the CEO of Wallbox and Justin Mirro, the Chairman and CEO of Kensington Capital that ticker is K C A C. Gentlemen, we look forward to, following the progress of this deal and hopefully hearing from you soon as this deal progresses and we get through the de-SPAC-ing process here. So thank you both for taking time out of your busy schedule and joining us on the show today.

Justin Mirro:

Thanks a lot.

Enric Asuncion:

Thank you.

Money Mitch:

Thank you guys. All right, guys, there you have it, another exclusive interview. And man, I got to say, I could keep going for like an hour with those guys. I had so many more questions that I wanted to ask. I can go into in depth into the technology. We can talk more about the numbers, but really it’s like I stated, I think it’s really all about just a full suite here. Not just one part. And that’s why I think we have so many questions too. That’s a good thing. When we have that many questions, guys, that’s something that you can take a look at is that there was still more questions that Chris and I want to ask about this company. So that’s something interesting just to add.

Chris Katje:

Yeah. You know what? It looks like the chat love this company. We see your comments out there. People who own shares, people who are going to add shares after this interview. Again, we try to bring you the best guests we can on the show. If there’s a company you want to hear from, let us know in the chat or hit Mitch or I up on Twitter, that’s going to do it for today. We pushed past noon, went a little late. Tomorrow, we’ll try to dive into the Watchlist more in some of those ideas, but we also have an interview tomorrow as well. So stay tuned and we’ll see you on SPACs Attack tomorrow, 11:00 AM Eastern time. Power Hour coming up next, don’t go anywhere.

PART 4 OF 4 ENDS [01:04:32]

Additional Information

This communication is being made in respect of the proposed transaction involving Wallbox Chargers, S.L. (“Wallbox”), Wallbox B.V. and Kensington Capital Acquisition Corp. II (“Kensington”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, Wallbox B.V. will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a proxy statement of

Kensington in connection with Kensington’s solicitation of proxies for the vote by Kensington’s shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. Wallbox and Kensington also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement/prospectus will be mailed to holders of shares of Kensington’s Class A ordinary shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about Wallbox and Kensington will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from Wallbox’s website at www.wallbox.com. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from Kensington’s website at www.autospac.com.

Participants in the Solicitations

Wallbox, Wallbox B.V., Kensington and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Kensington’s shareholders in connection with the proposed transaction. You can find more information about Kensington’s directors and executive officers in Kensington’s final prospectus dated February 25, 2021 and filed with the SEC on February 26, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Caution About Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Kensington’s proposed business combination with Wallbox, Kensington’s ability to consummate the transaction, the development and performance of Wallbox’s products (including the timeframe for development of such products), the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “are designed to,” “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Kensington disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Kensington cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Kensington or Wallbox. In addition, Kensington cautions you that the forward- looking statements contained herein are subject to the following uncertainties and risk factors that could affect Wallbox’s and Kensington’s future performance and cause results to differ from the forward-looking statements herein: Wallbox’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Wallbox to grow and manage growth profitably following the business combination; risks relating to the outcome and timing of the Wallbox’s development of its charging and energy management technology and related manufacturing processes; intense competition in the electric vehicle charging space; risks related to health pandemics, including the COVID-19 pandemic; the possibility that Wallbox may be adversely affected by other economic, business, and/or competitive factors; the possibility that the expected timeframe for, and other expectations regarding the development and performance of, Wallbox products will differ from current assumptions; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against Kensington or Wallbox, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of Kensington or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Kensington or Wallbox as a result of the announcement and consummation of the business combination; costs related to the business combination; changes in applicable laws or regulations; underlying assumptions with respect to shareholder redemptions. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Kensington’s periodic filings with the SEC, and, when available, proxy statement/prospectus of Wallbox B.V. in the registration statement on Form F-4 filed with the SEC. Kensington’s and Wallbox B.V.’s SEC filings are available publicly on the SEC’s website at www.sec.gov.